UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 6, 2016

The Navigators Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15886	13-3138397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street, 8th Floor, Stamford, CT		06901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 905-6090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2016, the board of directors (the “Board”) of The Navigators Group, Inc. (the “Company”) appointed Meryl D. Hartzband, 62, as an independent member of the Board, effective immediately. Ms. Hartzband was a founding partner of Stone Point Capital, a private equity firm that focuses on investing in the global financial services industry. From 1999-2015, she served as the firm’s Chief Investment Officer and as a member of the Investment Committees of the Trident Funds. Ms. Hartzband joined Stone Point from J.P. Morgan & Co., where she was a Managing Director and specialized in managing private equity investments in the financial services industry. Commencing in 2016, Ms. Hartzband has been serving as a director of Vanbridge Holdings Ltd. She previously served as a director of ACE Limited, Travelers Property Casualty Corp., AXIS Capital Holdings Limited, Alterra Capital Holdings Limited, and numerous portfolio companies of the Trident Funds. Ms. Hartzband received a B.A. degree from Cornell University and an M.B.A. from the Columbia University Graduate School of Business.

Ms. Hartzband will serve on the Compensation and Finance Committees of the Board.

A copy of the Company’s press release, dated December 7, 2016, announcing Ms. Hartzband’ election is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.    Other Events.

On December 6, 2016, the Company announced that its Board declared a two-for-one stock split of the Company’s outstanding shares of common stock, to be effected in the form of a stock dividend. Stockholders of record at the close of business on December 30, 2016 will receive one additional share of common stock for every share of common stock held. The additional shares of common stock will be issued on January 20, 2017. After giving effect to the stock split, the number of outstanding shares of the Company’s common stock will increase to approximately 29.6 million shares, up from approximately 14.8 million shares outstanding prior to the split.

A copy of the Company’s press release, dated December 6, 2016, announcing the stock split is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated December 7, 2016.
99.2	Press Release dated December 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAVIGATORS GROUP, INC.

By:	/s/ Emily B. Miner
Name:	Emily B. Miner
Title:	Senior Vice President, General Counsel and Secretary

Date: December 12, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated December 7, 2016.

99.2	Press Release dated December 6, 2016.